Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combinations1 [Abstract]
Acquisitions	ACQUISITIONS:
On November 1, 2021, we completed the acquisition of 100% of the shares of PCI Private Limited (PCI), a fully integrated design, engineering and manufacturing solutions provider with five manufacturing and design facilities across Asia. The agreement governing the acquisition of PCI includes a customary post-closing net working capital adjustment (WCA). The purchase price for PCI was $314.7, net of $11.4 of cash acquired, and including a preliminary net WCA (which is subject to finalization in the first quarter of 2022). The purchase price was funded with a combination of cash and borrowings of $220.0 under the revolving portion of our credit facility (see note 11).
Details of our preliminary purchase price allocation in the year of acquisition are as follows:

PCI

Accounts receivable and other current assets	$68.9
Inventories	83.6
Property, plant and equipment	22.8
Customer intangible assets	173.4
Other non-current assets	6.9
Goodwill	126.0
Accounts payable and accrued liabilities	(121.3)
Other current liabilities	(8.1)
Deferred income taxes and other long-term liabilities	(37.5)
$314.7
Acquired assets and liabilities are recorded on our consolidated balance sheet at their fair values as of the date of acquisition. We expect to finalize our purchase price allocation by the end of the first quarter of 2022, once the WCA has been finalized, and the work of third-party consultants in estimating the fair values of acquired intangible assets (customer intangible assets) has been completed.

Had the acquisition occurred on January 1, 2021, PCI would have contributed less than 10% to our consolidated revenue and net earnings for 2021.

Newly-recognized customer intangible assets from the acquisition will be amortized on a straight line basis over an estimated useful life of 10 years. As a result, our amortization of intangible assets will increase by approximately $17 annually. Goodwill from the acquisition arose primarily from specific knowledge and capabilities of the acquired workforce and expected synergies from the combination of our operations. Such goodwill is attributable to our ATS segment and is not tax deductible.

We engaged third-party consultants to provide valuations of certain inventory, property, plant and equipment and intangible assets in connection with our acquisition of PCI. The fair value of the acquired tangible assets was measured based on their value in-use, by applying the market (sales comparison, brokers' quotes), cost or replacement cost, or the income (discounted cash flow) approach, as deemed appropriate. The valuation of the intangible assets by the third-party consultants will be primarily based on the income approach using a discounted cash flow model and forecasts based on management's subjective estimates and assumptions. Various Level 2 and 3 data inputs of the fair value measurement hierarchy (defined in note 20) were (and will be) used in the valuation of the foregoing assets.
We recorded Acquisition Costs (defined in note 15) of $7.3 during 2021, including $4.8 related to our acquisition of PCI, offset in part by a $1.2 release of certain indirect tax liabilities previously recorded in connection with our acquisition of Impakt Holdings, LLC (Impakt). We recorded $0.2 of Acquisition Costs in 2020 related to potential acquisitions, and $3.9 of Acquisition Costs in 2019 (consisting of $1.7 of costs related to potential acquisitions and $2.2 of charges related to the subsequent re-measurement of indemnification assets recorded in connection with our Impakt acquisition). See note 15(e).
In 2019, we recorded purchase price adjustments totaling $2.7 related to acquisitions completed in 2018 (Atrenne Integrated Solutions, Inc. (Atrenne) and Impakt). There were no purchase price adjustments related to such acquisitions in 2020 or 2021.